THIRD MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT

          THIS THIRD MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 9th day of November, 1998, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having an office at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) each other person or entity hereafter becoming a "Lender" pursuant to the hereinafter defined Loan Agreement; (iv) NATIONSBANK, N.A., a national banking association (acting in its capacity as Agent for the Lenders), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (v) BTG, INC., a Virginia corporation; BTG TECHNOLOGY SYSTEMS, INC., a Virginia corporation formerly known as BDS, Inc.; DELTA RESEARCH CORPORATION, a Virginia corporation; CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation; and NATIONS, INC., a New Jersey corporation (collectively, the "Borrowers"); all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448; and (vi) each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

                        W I T N E S S E T H  T H A T:

          WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Business Loan and Security Agreement dated October 31, 1997 (as heretofore amended and as the same may be hereafter amended or modified, the "Loan Agreement"), by and among the Agent, Borrowers, Lenders and Crestar Bank (acting in its capacity as a Lender), the Borrowers obtained a loan (the "Loan") from the Lenders in the original aggregate maximum principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), which aggregate maximum principal amount had been heretofore reduced to Sixty Million Dollars ($60,000,000), but continues to be evidenced by two (2) separate Replacement Revolving Promissory Notes (as defined in Exhibit A), in the aggregate original maximum principal amount of Ninety-five Million Dollars ($95,000,000), and which Loan is secured by, among other things, certain collateral more fully described in Article III, Section 1 of the Loan Agreement; and

          WHEREAS, the Borrowers have requested an extension of the maturity date of the Loan, a modification of the Borrowing Base and a modification of certain financial covenants set forth in the Loan Agreement; and

          WHEREAS, the Agent and Lenders have agreed to extend the maturity date of the Loan, modify the Borrowing Base and modify certain financial covenants set forth in the Loan Agreement, subject to the terms of this Modification, provided that the Loan Agreement is further modified to reduce the Commitment Amount and increase the

Additional Libor Percentage applicable to amounts outstanding from time to time on a LIBOR basis, as hereinafter provided.

          NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.


          2. The maturity date of the Loan shall be August 31, 2002, unless sooner accelerated pursuant to the terms of the Loan Agreement, the Note or any other Loan Document. Simultaneously with the Borrowers' execution and delivery of this Modification, the Borrowers shall execute and deliver to the Agent, for and on behalf of the Lenders (as applicable), an Allonge and First Modification to Replacement Revolving Promissory Note No. 1 and an Allonge and First Modification to Replacement Revolving Promissory Note No. 2, in form and substance reasonably acceptable to the Lenders, evidencing the extension of the maturity date.


          3. The definitions of "Commitment Amount" and "Consolidated Fixed Charges" set forth in the "Certain Definitions" section of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:


                ""COMMITMENT AMOUNT" shall mean Fifty Million and No/100 Dollars ($50,000,000.00).


                "CONSOLIDATED FIXED CHARGES" shall mean, as of the date of the particular determination, interest expenses, plus current maturities of long term debt, plus current maturities of capitalized leases, plus cash payments for taxes for the fiscal quarter of the Borrowers most recently ended (excluding, however, taxes paid on profits from the sale of Cisco Systems, Inc. stock), calculated on a consolidated basis in accordance with GAAP."


          4. The following definitions of "Eligible Billed Foreign Accounts Receivable" and "Maturity Date" are hereby added to the "Certain Definitions" section of the Loan Agreement:

                ""ELIGIBLE BILLED FOREIGN ACCOUNTS RECEIVABLE" shall mean Receivables which (i) represent amounts due and owing for products actually delivered and accepted or work or services actually performed or rendered by or on behalf of any Borrower pursuant to any contract or agreement now or hereafter entered into by the particular Borrower and any unrelated and unaffiliated non-domestic entity; (ii) have been properly billed; (iii) arise in the ordinary course of the particular Borrower's business; (iv) are due, owing and not subject to any defense, set-off or counterclaim; and (v) are specifically approved in writing in advance by the Agent.

                "MATURITY DATE" shall mean the maturity date set forth in the Notes."


          5. Section 3(a) of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                "(a) Maximum Advances. Notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that in no event whatsoever shall the Lenders be obligated to advance any amount or have Obligations outstanding pursuant hereto which shall exceed the lesser of:

                        1.   The Commitment Amount, or

                        2.   The aggregate of (the "Maximum Borrowing Base"):

                             (i) ninety percent (90%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from the Government, which are outstanding less than one hundred twenty-one (121) days from the date of original invoice; plus

                             (ii) eighty-five percent (85%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from domestic account debtors (other than the Government), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

                             (iii) the lesser of (y) fifty percent (50%) of the Borrower's Eligible Unbilled Costs; or (z) Ten Million Dollars ($10,000,000); plus

                             (iv) the lesser of (y) eighty percent (80%) of the Borrower's Eligible Billed Foreign Accounts Receivable; or (z) Three Million Dollars ($3,000,000.00).

                        All receivables included in the computation of the Maximum Borrowing Base must be acceptable to the Agent in all respects. Each request for an advance shall be deemed a representation by the Borrowers that any Eligible Borrowing Base Receivable, Eligible Unbilled Cost and Eligible Billed Foreign Accounts Receivable on which such request is based satisfies the foregoing requirements."


          6. The last sentence of Section 8 of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                        "Notwithstanding the foregoing, the Termination Fee shall not be payable in connection with a permanent reduction of the Commitment Amount, if such permanent reduction is made (A) after the date which is twenty-four (24) months after the date hereof, or (B) in connection with (y) a contemporaneous bond offering, provided that such bond offering (1) is consummated prior to March 31, 1998, and (2) does not exceed One Hundred Million Dollars ($100,000,000), in the aggregate, or (z) a contemporaneous public stock offering or public or private sale of BTG, any Subsidiary or any of their respective collective assets (with no new replacement indebtedness or debt refinancing of any kind, directly or indirectly)."


          7. The last sentence of Section 1 of Article II of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                        "No Letter of Credit shall be issued which, by its terms, expires after the Maturity Date."


          8. Section 15(a) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                        "(a) Tangible Net Worth. The Borrowers, on a consolidated basis, will maintain at all times during the following periods, Tangible Net Worth of not less than the following amounts:


                                    Periods                          Required Tangible Net Worth
                        From September 30, 1998 through                  $21,500,000.00
                        December 30, 1998

                        From December 31, 1998 through March             $23,750,000.00
                        30, 1999

                        From March 31, 1999 through the                  $23,750,000.00, plus 67% of
                        Maturity Date                                    net income (as determined on
                                                                         a consolidated basis in
                                                                         accordance with GAAP at the
                                                                         end of each fiscal quarter)

                        For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."


          9. Section 6 of Exhibit 7 to the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                        "The term Additional Libor Percentage shall mean the percentage which corresponds to the Borrowers' "Leverage Ratio", as set forth below:

                                                                 Additional
                        Leverage Ratio                        Libor Percentage

                        greater than or equal to 7.0 to 1.0          3.25%
                        greater than or equal to 6.0 to 1.0,
                        but less than 7.0 to 1.0                     3.00%

                        greater than or equal to 5.0 to 1.0,
                        but less than 6.0 to 1.0                     2.75%

                        greater than or equal to 4.0 to 1.0,
                        but less than 5.0 to 1.0                     2.50%

                        less than 4.0 to 1.0                         2.25%


                        For purposes hereof the Borrowers' "Leverage Ratio" shall mean the ratio of Borrowers' Funded Debt to Consolidated EBITDA, as calculated in accordance with
                        Section 15(c) of Article VI of the Loan Agreement. Determinations of the applicable Additional Libor Percentage shall be made quarterly, on or before the first (1st) day of each February, May, August and November throughout the term of the Loan (the 1st day of each such month being herein referred to as a "Calculation Date"), based on the quarterly financial statements submitted by the Borrowers for the immediately preceding calendar quarter; it being understood and agreed that if any such quarterly financial statements are not submitted as required hereunder, the applicable Additional Libor Percentage for the ensuing Quarterly Period shall be three and one-quarter percent (3.25%). The applicable Additional Libor Percentage so determined shall be effective for any Interest Period which commences on or after the applicable Calculation Date, and such rate shall continue to be the applicable Additional Libor Percentage until the next Calculation Date (each such period of effectiveness being herein referred to as a "Quarterly Period"). Each Borrower expressly acknowledges and agrees that nothing set forth in this
                        Section 6 of Exhibit 7 to the Loan Agreement shall alter, amend or modify in any respect the Borrowers' obligations to comply with each and all of the financial covenants set forth in Section 15 of Article VI of the Loan Agreement."


          10.   Simultaneously with the effectiveness of this Modification,
Exhibit 5 to the Loan Agreement shall be deleted in its entirety and Exhibit 5 attached to this Modification shall be substituted in lieu thereof.

          11. Notwithstanding anything contained in the Loan Agreement to the contrary, the Libor Interest Election option shall not be available until and unless Borrowers receive written notification from the Agent.


          12. Each Borrower hereby acknowledges, agrees, represents and warrants that, as of the date hereof (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (v) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.


          13. The Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.


          14. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


          15. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


      [remainder of page intentionally left blank - signature page follows]

          IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.


                                                       BORROWERS:
                                                       ----------

[Corporate Seal]                                       BTG, INC.,
ATTEST:                                                a Virginia corporation



By:/s/ MARILYNN D. BERSOFF                             By:        /s/ EDWARD H. BERSOFF
   ----------------------------------                             ------------------------------
Name:          Marilynn D. Bersoff                     Name:      Edward H. Bersoff
Title:         Secretary                               Title:     President and CEO


[Corporate Seal]                                       BTG TECHNOLOGY SYSTEMS, INC.,
ATTEST:                                                a Virginia corporation



By:/s/ MARILYNN D. BERSOFF                             By:        /s/ EDWARD H. BERSOFF
   ----------------------------------                             ------------------------------

Name:          Marilynn D. Bersoff                     Name:      Edward H. Bersoff
Title:         Secretary                               Title:     President


[Corporate Seal]                                       DELTA RESEARCH CORPORATION,
ATTEST:                                                a Virginia corporation


By:/s/ MARILYNN D. BERSOFF                             By:        /s/ EDWARD H. BERSOFF
   ----------------------------------                             ------------------------------

Name:          Marilynn D. Bersoff                     Name:      Edward H. Bersoff
Title:         Secretary                               Title:     CEO


[Corporate Seal]                                       CONCEPT AUTOMATION, INC. OF
ATTEST:                                                AMERICA, a Virginia corporation


By:/s/ MARILYNN D. BERSOFF                             By:        /s/ EDWARD H. BERSOFF
   ----------------------------------                             ------------------------------

Name:          Marilynn D. Bersoff                     Name:      Edward H. Bersoff
Title:         Secretary                               Title:     CEO


                  [signatures continue on the following page]

Corporate Seal]                                        NATIONS, INC.,
ATTEST:                                                a New Jersey corporation


By:/s/ MARILYNN D. BERSOFF                             By:        /s/ EDWARD H. BERSOFF
   ----------------------------------                             ------------------------------

Name:          Marilynn D. Bersoff                     Name:      Edward H. Bersoff
Title:         Secretary                               Title:     President and CEO


                                                       AGENT:

                                                       NATIONSBANK, N.A., a
                                                       national banking association, acting in its
                                                       capacity as Agent


                                                       By:        /s/ DOUGLAS T. BROWN
                                                                  ------------------------------
                                                       Name:      Douglas T. Brown
                                                       Title:     Vice President


                                                       LENDER(S):

                                                       NATIONSBANK, N.A., a
                                                       national banking association


                                                       By:        /s/ DOUGLAS T. BROWN
                                                                  ------------------------------
                                                       Name:      Douglas T. Brown
                                                       Title:     Vice President

                                                       FLEET CAPITAL CORPORATION, a
                                                       Rhode Island corporation


                                                       By:        /s/ STUART J. SOLOMON
                                                                  ------------------------------
                                                       Name:      Stuart J. Solomon
                                                       Title:     Senior Vice President


                                    EXHIBIT A

For purposes of this Modification, "Replacement Revolving Promissory Notes" shall have the meaning attributed to the term "Notes" in the Loan Agreement.